UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 18, 2025

National Research Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-35929	47-0634000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1245 Q Street, Lincoln, Nebraska	68508
(Address of principal executive offices)	(Zip Code)

(402) 475-2525
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$.001 Par Value Common Stock	NRC	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 18, 2025, the board of directors (the “Board”) of National Research Corporation, a Delaware corporation (the "Company"), designated Michael D. Hays, the Company’s Chief Executive Officer, to serve as the Company’s principal financial officer. Mr. Hays will also continue to serve as the Company’s principal executive officer until Trent Green joins as the Company’s Chief Executive Officer on June 1, 2025. Additionally, on April 18, 2025, the Board appointed Jordan N. Freeman as the Company’s Chief Accounting Officer. In this role, Ms. Freeman will serve as the Company’s principal accounting officer. There were no compensation changes in connection with the appointments of Mr. Hays or Ms. Freeman.

The following is biographical information for Mr. Hays and Ms. Freeman:

Michael D. Hays, 70, has served as Chief Executive Officer and a director since he founded the Company in 1981 and will continue to serve as Chief Executive Officer until Trent Green joins the Company in June 2025. Mr. Hays also served as President of the Company from 1981 to 2004, from July 2008 to July 2011, and from October 2020 to present. Prior to founding the Company, Mr. Hays served for seven years as a Vice President and a director of SRI Research Center, Inc. (n/k/a the Gallup Organization).

Jordan N. Freeman, 37, joined the Company in April 2025 as Vice President, Finance Operations. Prior to joining the Company, Ms. Freeman served in various roles at Nelnet, Inc., a publicly traded company on the New York Stock Exchange with businesses related to consumer lending, loan servicing, payments, and technology. From January 2023 to March 2025, Ms. Freeman served as Director of Accounting - Nelnet Business Solutions, from January 2019 to January 2023, she served as Director of Accounting - Nelnet Diversified Solutions, and from July 2016 to December 2018, she served as Segment Controller – Manager, Nelnet Diversified Solutions. During her time at Nelnet, Ms. Freeman oversaw accounting operations for certain segments of Nelnet. Ms. Freeman also served as an Accountant for HBE Becker Meyer Love, LLP from 2015 to 2016 and as a Senior Audit Associate with Deloitte & Touche LLP from 2011 to 2015. Ms. Freeman is a Certified Public Accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RESEARCH CORPORATION
(Registrant)

Date: April 22, 2025	By:	/s/ Michael D. Hays
Michael D. Hays
Chief Executive Officer